SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 15, 2021

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	VAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 15, 2021, Varian Medical Systems, Inc., a Delaware corporation (the “Company”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of August 2, 2020 (the “Merger Agreement”), by and among Siemens Healthineers Holding I GmbH., a company organized under the laws of Germany (“Parent”), Falcon Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), the Company and, with respect to certain provisions, Siemens Medical Solutions USA, Inc., a Delaware corporation. At the closing, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation and as a wholly owned subsidiary of Parent.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Concurrently with the closing of the Merger, the Company terminated all revolving credit commitments outstanding under the Credit Agreement, dated as of April 3, 2018, among Bank of America, N.A., the Company and the lender parties thereto, as amended by the Second Amendment to Credit Agreement dated as of November 1, 2019 (as amended by that certain Amendment No. 1 dated as of September 7, 2019 and that certain Amendment No. 2 dated as of November 1, 2019, the “Credit Agreement”), among Bank of America, N.A., the Company and the lenders party thereto. In connection with the termination of the Credit Agreement, on April 15, 2021, all outstanding loans under the Credit Agreement were repaid in full.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report is incorporated herein by reference.

On April 15, 2021, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of the Company (the “Common Stock”) outstanding immediately prior to the Effective Time, other than (a) shares of Common Stock (“Shares”) owned by Parent, Merger Sub or the Company (unless held on behalf of third parties), (b) Shares held by stockholders of the Company who have properly exercised and perfected appraisal rights under Delaware law and (c) Shares underlying or comprising unexercised, unvested or unsettled equity awards, was cancelled and converted into the right to receive cash in the amount of $177.50 per share (the “Merger Consideration”).

At the Effective Time, (a) each option to purchase a share of Common Stock and each stock appreciation right granted under the Company’s stock plans that was outstanding immediately prior to the Effective Time became fully vested and was converted into the right to receive a cash payment equal to the Merger Consideration, net of the exercise price, (b) each restricted stock unit that was granted prior to October 3, 2020 and outstanding immediately prior to the Effective Time became fully vested and was converted into the right to receive a cash payment equal to the product of the Merger Consideration and the number of shares subject to the award, and (c) each restricted stock unit that was granted on or after October 3, 2020 was converted into the right to receive a cash payment equal to the product of the Merger Consideration and the number of shares subject to the award and will remain subject to the original vesting schedule and continued service requirements, with acceleration of vesting upon certain qualifying terminations of employment. For outstanding options and stock-based awards that vested in whole or in part based on the achievement of performance goals, the level of performance goal achievement was determined based upon target performance.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 3, 2020, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On April 15, 2021, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that the NYSE suspend trading of the Common Stock on the NYSE and withdraw the Common Stock from listing on the NYSE prior to the opening of trading on April 15, 2021. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock from the NYSE and the deregistration of such Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on the NYSE.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. Parent funded the acquisition through cash with the support of Siemens Healthineers AG.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, all directors of the Company prior to the Effective Time ceased to be directors of the Company effective as of the Effective Time. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, Matthias Platsch, Chris Toth and Dave Pacitti, became the directors of the Company, effective as of the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Restated Certificate of Incorporation, as amended, of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of the Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Incorporation”). In addition, at the Effective Time, the Amended and Restated By-laws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the Bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 2, 2020, by and among Siemens Healthineers Holding I GmbH, Falcon Sub Inc., Varian Medical Systems, Inc. and, with respect to certain provisions, Siemens Medical Solutions USA, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on August 3, 2020).*

3.1	Amended and Restated Certificate of Incorporation of Varian Medical Systems, Inc.

3.2	Amended and Restated Bylaws of Varian Medical Systems, Inc.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2021

VARIAN MEDICAL SYSTEMS, INC.

By:	/s/ Christopher A. Toth
Name: Christopher A. Toth
Title: President and Chief Operating Officer